SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant࿠

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AFTERSOFT GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 .
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Aftersoft Group, Inc.
Regus House,
Heronsway, Chester Business Park
Chester, UK CH4 9QR
011 44 124 489 3138

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2008

To the Stockholders of Aftersoft Group, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Aftersoft Group, Inc., a Delaware corporation, will be held on June 12, 2008 at 10:00 a.m (Greenwich Mean Time) at the offices of the Company at Regus House, Heronsway, Chester Business Park, Chester, UK CH4 9QR, for the following purposes:

1. To elect five (5) members of our Board of Directors, each to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2. To consider and act upon a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2008 (Proposal No. 2); and

3. The consider and act upon a proposal to adopt our 2007 Long-Term Stock Incentive Plan (the “Plan”), designed for the benefit of our employees, directors and consultants, and the employees, directors and consultants of our affiliates (Proposal No. 3); and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our Common Stock, $0.01 par value per share, at the close of business on May 9, 2008 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

A copy of our Annual Report to Stockholders for the year ended December 31, 2007, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Aftersoft’s Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the annual meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Chester, UK	By Order of the Board of Directors,
May 15, 2008

IAN WARWICK
Chairman and Chief Executive Officer

TABLE OF CONTENTS

PROXY STATEMENT	1

VOTING PROCEDURES	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2

CORPORATE GOVERNANCE	4

Board of Directors	4

Director Independence	4

Board Meetings and Attendance	4

Annual Meeting Attendance	4

Stockholder Communications with the Board	4

Board Committees	4

Family Relationships	6

Involvement in certain legal proceedings	6

Code of Ethics	6

ELECTION OF DIRECTORS (Proposal No. 1)	7

DIRECTOR COMPENSATION FOR FISCAL 2007	10

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	10

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	11

EXECUTIVE COMPENSATION	11

Compensation Discussion and Analysis	11

Summary Compensation Table for Fiscal Year 2007	15

Other Compensation	16

Outstanding Equity Awards at 2007 Fiscal Year End	16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	17

Director Independence	18

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	19

ADOPTION OF THE AFTERSOFT GROUP, INC. 2007 LONG-TERM STOCK INCENTIVE PLAN (Proposal No. 3)	21

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING	28

EXPENSES AND SOLICITATION	28

OTHER BUSINESS	28

ADDITIONAL INFORMATION	29

PROXY STATEMENT

Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Aftersoft Group, Inc., a Delaware corporation, for use at the 2008 Annual Meeting of Stockholders of Aftersoft to be held at 10:00 a.m. (Greenwich Mean Time) on June 12, 2008, at the offices of the Company at Regus House, Heronsway, Chester Business Park, Chester, UK CH4 9QR, and at any adjournment thereof.

Only stockholders of record as of the close of business on May 9, 2008 (the “Record Date”) of our Common Stock, $0.01 par value per share (the “Common Stock”) will be entitled to notice of, and to vote at, the meeting. As of April 30, 2008, 91,738,720 shares of Common Stock were issued and outstanding. As of the Record Date, 91,738,720 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at the address set forth above at any time before the original proxy is exercised or (ii) voting in person at the meeting.

Each of Ian Warwick and Simon Chadwick are named as attorneys in the proxy. Mr. Warwick is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Chadwick is our Chief Operating Officer and is also a member of our Board of Directors. Mr. Warwick or Mr. Chadwick will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Any stockholder granting a proxy has the right to withhold authority to vote for the nominees to the Board of Directors or either of them. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

The stockholders will consider and vote upon (i) a proposal to elect five members of our Board of Directors, each to serve until the 2009 Annual Meeting of Stockholders, (ii) a proposal to ratify the Board’s selection of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ended June 30, 2008, and (iii) a proposal to adopt the Company’s 2007 Long-Term Stock Incentive Plan. Stockholders also will consider and act upon such other business as may properly come before the meeting.

A copy of our Annual Report to Stockholders for the year ended June 30, 2007, which contains financial statements and other information of interest to stockholders, will first be mailed to stockholders, along with these proxy materials, on or about May 19, 2008.

VOTING PROCEDURES

Mr. Warwick or Mr. Chadwick will vote all shares represented by properly executed proxies returned in time to be counted at the meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for one or both of the nominees for directors, or which contain one or more abstentions, as well as broker non-vote shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) are counted as present for purposes of determining the presence or absence of a quorum for the meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting as specified in such proxies. As noted above, proxies will be voted as recommended by our Board on all matters and will be voted in the discretion of the proxy holder on any other matters that properly come before the meeting, if no voting instructions are indicated.

The directors will be elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominees receiving the highest number of affirmative votes of the shares voting on the election of directors will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

For all other matters that may be submitted to stockholders at the meeting, the affirmative vote of a majority of shares present (in person or represented by proxy) and voting on that matter will be required for approval. Shares abstaining and broker non-votes, since they are not voting on a matter, will not have the same effect as votes against the matter.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Common Stock as of April 30, 2008 by (a) each stockholder who is known by us to own beneficially 5% or more of the outstanding Common Stock; (b) all directors; (c) our chief executive officer, chief financial officer and chief operating officer, and (d) all executive officers and directors as a group.

Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock. The percentage of beneficial ownership is based upon 91,738,720 shares of Common Stock outstanding as of April 30, 2008. Unless otherwise identified, the address of the directors and officers of the Company listed above is c/o Aftersoft Group, Inc., Herons Way, Chester Business Park, Chester, UK CH49QR.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock(1)
Auto Data Network, Inc.(5) 151 First Avenue 65 New York, NY 10003	71,250,000	77.67%

Wynnefield Capital, Inc.(2) 450 Seventh Ave., Suite 509 New York, NY 10123	6,250,004	6.59%

Lewis Asset Management Corp.(3) 45 Rockefeller Plaza New York, NY 10111	12,805,998	13.05%

ComVest Capital LLC(4) 105 S. Narcissus Ave. West Palm Beach, FL 33401	8,416,666	8.40%

Directors and Officers:

Ian Warwick(5) Chief Executive Officer and Chairman	0	0.00%

Simon Chadwick Chief Operating Officer	0	0.00%

Charles F. Trapp Chief Financial Officer	0	0.00%

Frederick Wasserman, Director	0	0.00%

Dwight B. Mamanteo, Director	0	0.00%

Marcus Wohlrab, Director	0	0.00%

Executive Officers and Directors as a group (6 persons)	0	0.00%

Former Officer:

Michael Jamieson	0	0.00%

(1)
Based on a total of 91,738,720 shares of Common Stock outstanding. In accordance with Securities and Exchange Commission rules, each person’s percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding as of April 30, 2008 plus (b) the number of shares such person has the right to acquire within sixty (60) days of April 30, 2008.

(2)
Includes 3,125,002 shares of common stock and 3,125,002 shares issuable upon exercise of warrants to purchase shares of common stock, which are currently exercisable at $1.00 per share and expire July 2, 2013. Dwight Mamenteo, one of the Company’s directors, is a securities analyst and portfolio manager with Wynnefield Capital, Inc. He neither exercises voting or dispositive control over the shares beneficially owned by Wynnefield Capital, Inc. The Company has been informed that Nelson Obus exercises voting and investment control over the shares owned by Wynnefield Capital, Inc.

(3)
Includes 6,402,999 shares of common stock, and 6,402,999 shares issuable upon exercise of warrants to purchase shares of common stock, which are currently exercisable at $1.00 per share and expire July 2, 2013. The Company has been informed that Austin Lewis exercises voting and investment control over the shares owned by Lewis Asset Management Corp.

(4)
Includes (i) 1,000,000 shares issuable upon exercise of warrants to purchase shares of common stock, which are currently exercisable at $0.3125 per share and expire December 31, 2013; (ii) 2,083,333 shares issuable upon exercise of warrants to purchase shares of common stock, which are currently exercisable at $0.3625 per share and expire December 31, 2013; (iii) 2,000,000 shares issuable upon exercise of warrants to purchase shares of common stock, which are currently exercisable at $0.39 per share and expire December 31, 2013, and (iv) 3,333,333 shares issuable upon conversion of the $5,000,000 convertible 11% note due December 2010, convertible at $1.50 per share. The Company has been informed that Gary Jaggard exercises voting and investment control over the shares owned by ComVest Capital LLC.

(5)
Mr. Warwick, as the Chief Executive Officer of ADNW, has power to vote and dispose of the Company’s Common Stock owned by ADNW. Mr. Warwick disclaims beneficial ownership of the 71,250,000 shares of Common Stock held by ADNW.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

Director Independence

Our determination of independence of directors is made using the definition of “independent director” contained in Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market (“NASDAQ”) , even though such definitions do not currently apply to us because we are not listed on NASDAQ. We have determined that Dwight B. Mamanteo, Marcus Wohlrab and Frederick Wasserman are “independent” within the meaning of such rules. Ian Warwick and Simon Chadwick are not “independent” under these rules, due to their respective positions as our Chief Executive Officer and Chief Operating Officer.

Board Meetings and Attendance

During 2007, the Board held 4 physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and committees, if any, on which each director served. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

It is our company policy that directors should make every effort to attend our annual meetings of stockholders.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board of Directors.  Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Board Committees

Our Board of Directors has three standing committees of the Board: a Compensation Committee, an Audit Committee and Governance and Nomination Committee. The directors named above serve on the following Board committees:

Compensation Committee	Audit Committee	Governance and Nomination Committee
Dwight B. Mamanteo - Chair	Dwight B. Mamanteo	Dwight B. Mamanteo
Marcus Wohlrab	Marcus Wohlrab	Marcus Wohlrab - Chair
Frederick Wasserman	Frederick Wasserman** - Chair	Frederick Wasserman

**The Board of Directors has determined that Frederick Wasserman is a financial expert as defined in Regulation S-K promulgated under the Securities Act.

Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

The Audit Committee’s charter is attached as Appendix A to this proxy statement.

During fiscal 2007, the Audit Committee held 1 telephonic meeting.

Compensation Committee

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

The Compensation Committee’s charter is attached as Appendix B to this proxy statement.

During fiscal 2007, the Compensation Committee held 1 physical and 1 telephonic meetings

Governance and Nomination Committee

The Governance and Nomination Committee’s role is to appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

The Governance and Nomination Committee’s charter is attached as Appendix C to this proxy statement.

During fiscal 2007, the Audit Committee held 1 telephonic meeting.

Family Relationships

There are no familial relationships among any of our officers and directors.

Involvement in certain legal proceedings

No director, person nominated to become a director, executive officer, promoter or control person of our company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

In addition, the Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors, executive officers, affiliates or owner of more than 5% of the Company’s common stock is a party adverse to the Company or has a material interest adverse to the Company.

Code of Ethics

We have adopted a Code of Business Ethics and Conduct that applies to our directors, officers and employees, including our CEO and CFO, principal accounting officer, controller, and persons performing similar functions. A copy of the Code of Business Ethics and Conduct was filed as Exhibit 14 to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, which was filed with the SEC on October 15, 2007.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the next annual meeting of stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to the Company’s Bylaws, the affirmative vote of a plurality of votes of the shares of Common Stock present in person or represented by proxy at a meeting of stockholders and entitled to vote on the election of directors is required to elect directors to our Board. A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of Directors.

Name of Director	Age	Director since:
Ian Warwick	48	December 2005

Simon Chadwick	39	July 2007

Dwight B. Mamanteo	38	March 2007

Marcus Wohlrab	44	March 2007

Frederick Wasserman	53	July 2007

Ian Warwick has served as Chief Executive Officer and Chairman of the Board of Directors since December 2005. He has served as CEO, President and Chairman of Auto Data Network, Inc, Aftersoft Group’s parent and largest shareholder since October 2005 to present. From September 2004 until December 2005 he served as CEO of Broaden Software, Inc., a software company aggregator. From January 2004 to July 2004, he served as CEO of Bioaccelerate Holdings, Inc. where he established the structure of the business to enable it raise capital and acquire pharmaceutical products and licenses. From March 2001 to September 2003 he established and listed on the OTCBB, Corpsan, Inc. a supply chain and enterprise resource planning company for the design and print industry.

Simon Chadwick has served as Chief Operating Officer of the Company since May 2007, and as a director since July 2007. Mr. Chadwick has served as the Company’s vice-president of Corporate Development since January 2006. From September 2004 to March 2006, Mr. Chadwick served as the chief technical officer of Broaden Software, Inc., a software company aggregator, for which he structured several acquisitions and provided business and technology appraisals and negotiations in the United Kingdom, New Zealand and South Africa. From November 2003 to September 2004, he served as the chief executive officer of BrainBox Consulting Ltd., a technology consulting company. From July 2000 to November 2003, he served as the chief technology officer of Corspan Inc., a private equity funded company focused on e-business initiatives, including the acquisition of leading-edge knowledge, content, and management systems. Mr. Chadwick received his Bachelor of Science degree in chemistry and computer science from the University of Hull (Hull, England).

Dwight B. Mamanteo became a Director of the Company on March 1, 2007. Mr. Mamanteo serves as the Chairman of the Company’s Compensation Committee and as a member of the Company’s Audit Committee and as a member of the Company’s Governance Nomination Committee. From November 2004 to the present, he has served as an investment analyst and portfolio manager at Wynnefield Capital Inc., a private investment firm headquartered in New York City. From September 1999 to June 2004, he served as manager of Global Alliances Technical Services for BEA Systems in the US and France. He has also provided technical consulting services to Delta Technologies, VISA International, Liberty Mutual, Ameritec Communications and Ericcson Communications. Mr. Mamanteo also serves on the Board of Directors of PetWatch Animal Hospitals, Inc and served on the Board of Directors of Sevis Sherpa Corporation, where he chaired the Compensation Committee. He received his MBA from the Columbia University Graduate School of Business and his Bachelor of Electrical Engineering from Concordia University (Montreal).

Marcus Wohlrab became a Director of the Company on March 1, 2007. Mr. Wohlrab is the Chairman of the Governance and Nomination Committee and is a member of the Audit Committee and the Compensation Committee. In April 2001, Mr. Wohlrab founded Easting Capital Limited, a company that serves as a placing agent for credit and interest rate securities as well as negotiating public finance deals for large infrastructure projects as well as private companies. Easting capital has recently been re launched with new shareholders and is now known as Mgroup AG registered in Switzerland. From October 2000 to April 2001, Mr. Wohlrab was Executive Vice President Market Development for Easdaq, the pan-European Stock Market for growth companies (later acquired by NASDAQ). From January 1998 to September 2000, he served as Director Europe and Middle East for NASDAQ International. He also founded, built and helped finance WinWatch/WinVista, a software programming entity focused on Internet and Windows security products. He was also Director of Corporate Finance for Modatech Systems, Assistant Director for the Union Bank of Switzerland, Vice President of Sales and Marketing for Paine Webber International, and Vice President for Wood Gundy/CIBC/Oppenheimer. Mr. Wohlrab received a Bachelor of Science degree in Mathematics and Geology from Devon University and is fluent in Italian, French, German and English.

Frederick Wasserman became a Director of the Company on July 17, 2007. Mr. Wasserman is the Chairman of the Audit Committee and is a member of the Governance and Nomination Committee and Compensation Committee. Mr. Wasserman currently serves as a financial and management consultant. From August 2005 to December 2006, he served as Chief Operating and Chief Financial Officer of Mitchell & Ness Nostalgia Company, a manufacturer of licensed sportswear. From January 2001 to February 2005, he served as President and Chief Financial Officer of Goebel of North America, a subsidiary of the manufacturer of M.I. Hummel products, W. Goebel Porzellanfabrik Company. From December 1995 to January 2001 he served as Vice-President of Finance and Chief Financial Officer of Papel Giftware, serving as the company’s interim president from May 2000 to January 2001. He also brings 13 years of public accounting experience, most notably work with each of Coopers & Lybrand and Eisner & Company. He received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School, and has been a Certified Public Accountant. Mr. Wasserman also serves as a Director for the following companies: Acme Communications, Inc. (chairman- Nominating Committee, member- Audit Committee), Breeze-Eastern Corporation (Chairman- Audit Committee), Allied Defense Group (Member-Audit Committee, Ethics and Governance Committee), TeamStaff, Inc.(Chairman- Audit Committee), Crown Crafts, Inc. and Gilman + Ciocia, Inc. (Chairman- Compensation Committee, Member- Audit Committee).

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

Shareholder Vote Required

Approval of the proposal to elect the five (5) director nominees will require a plurality of the votes cast by the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

DIRECTOR COMPENSATION FOR FISCAL 2007

During fiscal 2007, directors who were not also serving as an executive officer received $2,500 for each Board meeting attended in person and $750 for each Board Committee meeting attended in person, or 75% of the applicable rate if attended such Board or Committee meeting by teleconference. Directors who are also executive officers do not receive any additional compensation for their service on the Board.

The following table reflects all compensation awarded to, earned by or paid to our directors for the fiscal year ended June 30, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ian Warwick	—	—	—	—	—	—	—
Simon Chadwick	—	—	—	—	—	—	—
Dwight B. Mamanteo	$9,312	—	—	—	—	—	$9,312
Marcus Wohlrab	$9,312	—	—	—	—	—	$9,312
Frederick Wasserman	—	—	—	—	—	—	—

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding common stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the SEC to furnish us with copies of all such reports they file. Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates. To our best knowledge, based solely on a review of the copies of such reports furnished to us and written representation, during the fiscal year ended June 30, 2007, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied on a timely basis.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Following is information about our executive officers:

Ian Warwick, 48, has served as Chief Executive Officer and Chairman of the Board of Directors since December 2005. He has served as CEO, President and Chairman of Auto Data Network, Inc, Aftersoft Group’s parent and largest shareholder since October 2005 to present. From September 2004 until December 2005 he served as CEO of Broaden Software, Inc., a software company aggregator. From January 2004 to July 2004, he served as CEO of Bioaccelerate Holdings, Inc. where he established the structure of the business to enable it raise capital and acquire pharmaceutical products and licenses. From March 2001 to September 2003 he established and listed on the OTCBB, Corpsan, Inc. a supply chain and enterprise resource planning company for the design and print industry.

Simon Chadwick, 39, has served as Chief Operating Officer of the Company since May 2007, and a director since July 2007. Mr. Chadwick has served as the Company’s vice-president of Corporate Development since January 2006. From September 2004 to March 2006, Mr. Chadwick served as the chief technical officer of Broaden Software, Inc., a software company aggregator, for which he structured several acquisitions and provided business and technology appraisals and negotiations in the United Kingdom, New Zealand and South Africa. From November 2003 to September 2004, he served as the chief executive officer of BrainBox Consulting Ltd., a technology consulting company. From July 2000 to November 2003, he served as the chief technology officer of Corspan Inc., a private equity funded company focused on e-business initiatives, including the acquisition of leading-edge knowledge, content, and management systems. Mr. Chadwick received his Bachelor of Science degree in chemistry and computer science from the University of Hull (Hull, England).

Charles F. Trapp, 58, was appointed Vice President of Finance and Chief Financial Officer on November 30, 2007, following the resignation of the company’s former CFO, Michael O’Driscoll. Mr. Trapp was the co-founder and President of Somerset Kensington Capital Co., a Bridgewater, New Jersey-based investment firm that provided capital and expertise to help public companies restructure and reorganize from 1997 until November 2007. Earlier in his career, he served as CFO and/or a board member for a number of public companies, including AW Computer Systems, Vertex Electronics Corp., Worldwide Computer Services and Keystone Cement Co. His responsibilities have included accounting and financial controls, federal regulatory filings, investor relations, mergers and acquisitions, loan and labor negotiations, and litigation management. Mr. Trapp is a Certified Public Accountant and received his Bachelor of Science degree in Accounting from St. Peter’s College in Jersey City, New Jersey.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Board administers our executive compensation program. Each member of the Committee is a non-employee and an independent director. The Compensation Committee is responsible for establishing salaries, administering our incentive programs, and determining the total compensation for our Chief Executive Officer and other executive officers. The Compensation Committees seeks to achieve the following goals with our executive compensation programs: to attract, motivate, and retain key executives and to reward executives for value creation. The Compensation Committee seeks to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its stockholders. Our executive compensation program has three principal elements: base salary, cash bonuses, and equity incentives under a recently established Long-Term Incentive Plan (the “LTIP”).

Compensation Principles

We believe the top growing companies design their compensation program to attract, motivate, and retain highly talented individuals to drive business success. We further believe that the ideal programs tend to be principle-based rather than rules-based with such best practices compensation programs providing for the opportunity for executives and other key employees to achieve significant compensation upon the realization of objectives that clearly benefit a company and its shareholders. The Committee believes that best-practices plan will reflect the following principles:

•	Compensation should be related to performance
A proper compensation program should reinforce our Company’s business and financial objectives. Employee compensation will vary based on Company versus individual performance. When the Company performs well against the objectives that the Compensation Committee and Board will set, employees will receive greater incentive compensation. To the extent the business does not achieve or meet these objectives, incentive awards will be reduced or eliminated. An employee’s individual compensation will also vary based on his or her performance, contribution, and overall value to the business. Employees with sustained high performance should be rewarded more than those in similar positions with lesser performance.

•	Our employees should think like stockholders
The second critical principle of our compensation programs should be to foster an environment where our employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage them to do that is through an equity interest in their company. Equity interest in a company can be achieved in several respects: the establishment of equity incentive plans that provide for the granting of equity-based awards, such as stock options and/or restricted stock or performance share units to employees. This requires the establishment of an omnibus long-term stock-based incentive plan (“LTIP”), which our Board has recently approved and which will shortly be presented to our shareholders for their approval. While these plans also provide for traditional stock options, we believe that options should not form the dominant focus of a proper incentive plan and that performance share units or performance vesting restricted stock grants represent a preferred form of equity incentive. The philosophy behind such a structure is that as employees earn more stock (as opposed to options) they will think more like stockholders. Put another way, when all employees become owners, they think and behave like owners.

•	Incentive compensation should be a greater part of total compensation for more senior positions
The proportion of an individual’s total compensation that varies with individual and Company performance objectives should increase as the individual’s business responsibilities increase. Thus, cash bonuses and LTIP-based compensation should form the overwhelmingly dominant portion of overall compensation for the Company’s senior employees and the milestones for payouts on those plans for our senior employees are based entirely on corporate results.

Compensation Targets

Historically, we have not set targets for our offices and employees. Presently the Compensation Committee with the help of the officers of the Company is setting competitive targets that properly reflect the challenges of the business and create an equity-focused culture throughout the entire Company.

In allocating compensation among these elements, the compensation of a company’s senior-most levels of management - those persons having the greatest ability to influence a company’s performance - should be predominantly performance-based, while more junior employees should receive a greater portion of their compensation based on their base salary.

Base Salary and Cash Incentive

We will divide total cash compensation into a base salary portion and a cash incentive bonus portion. The Compensation Committee establishes the Chief Executive Officer’s targeted cash compensation first and then sets the cash compensation for other officers accordingly, based on the function served by that officer, that officer’s experience, and expected individual performance. Generally, we believe that the higher the level of responsibility of the executive within our Company, the greater the portion of that executive’s target total cash compensation that consists of the cash incentive component. The higher the executive’s level of responsibility within the Company, the greater the percentage of the executive’s compensation that should be tied to the Company’s performance.

Equity Incentive

Long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. The Committee believes that the use of stock and stock-based awards offers the best approach to properly achieving our goals. We believe that stock-based compensation provide the principal method for executive officers to acquire equity or equity-linked interests in the Company. Our Board has authorized a long-term equity incentive plan that we will utilize for such a purpose, subject to shareholder approval.

To date, officers and senior management within the Company have not been granted stock; as we were in the process of restructuring our business, we felt that grants at such time would be inappropriate. However, now that a successful turnaround has taken place and once the Company becomes profitable, the Committee may deem it appropriate to distribute a one-time three-year vesting stock grant to each senior officer.

Rationale for Paying each Element

Base compensation and participation in benefit plans are established to provide employees with appropriate industry competitive terms. Director retainers are paid partially to compensate Directors for their considerable time investment and to assist Directors in covering their indirect operating expenses as independent contractors. Annual incentive cash bonuses are paid to reward employees for performance and stockholder value enhancement in the current year, based upon targets set by the Board for the CEO and his direct reports, with the CEO establishing the individual targets for all other employees.

LTIP awards will be designed to reward the building of long-term stockholder value, while providing modest, interim rewards in the pursuit of such longer-term objectives.

Determination of Amounts to Pay

Base salaries, benefits and potential cash bonuses are established based upon current market conditions. Where needed, outside consultants may be retained to assist in this process. Benefit plan structures may be evaluated periodically to determine market competitiveness with similar companies.

Stock-based awards to be granted will be evaluated based upon projected total compensation levels for participants assuming certain objectives are achieved. Since the majority of the total potential compensation is based upon performance, our expectation is that the total projected compensation level be well above average, because the “at risk” compensation levels generally exceed 2/3 of anticipated compensation under the assumption that bonus targets are met. The Committee, taking into consideration management’s recommendations and with sign-off from all independent Directors, will set each year’s goals and milestones, their weightings, and the formulas for award calculation. For accounting purposes, cash elements are expensed as earned. LTIP awards are expensed as provided for under FAS 123R, and are further described in the footnotes to the Audited Financial Statements included in this Prospectus.

How the Elements Interact

While each element is set with certain needs in mind, the Committee also looks at the total compensation package for each individual to determine that the total payout is appropriate to the level of responsibility attributable to each participant. The total compensation package will also include any bonus amounts and awards to be based on performance targets, when such targets are ultimately set by the Committee.

Chief Executive Officer Compensation

The Compensation Committee uses the same factors in determining the compensation of our Chief Executive Officer as it does for other senior officers. Our Chief Executive Officer’s base salary for the fiscal year ended June 30, 2007. Our Chief Executive’s salary is evaluated based on a comparison with a peer group as determined by our independent directors.

Employment Agreements

We expect to enter into employment agreements with our Executive Officers, but as of the date of this report, have yet to do so.

Severance Benefits

We anticipate that each Executive Officer’s contract will contain a severance benefit for that officer if he or she is terminated other than for cause or the officer leaves the Company after a change in control, provided they leave for “good reason.” The severance benefit will range from six (6) months’ benefit to two (2) years’ benefit in the case of our Chief Executive Officer. We plan to provide this benefit because we want executives to focus on the Company’s business and enhancing stockholder value without undue concern about any possible loss of their job.

Retirement Plans

We do not offer retirement plans for our officers.

Change in Control

We anticipate that each officer’s contract will contain standard provisions that protect that officer in the event there is a change in control that has not been approved by our Board of Directors. In addition, our long-term incentive plan that has been approved by our directors, but has not yet been approved by our shareholders, will provide for acceleration of vesting in the event of a change in control.

The precise terms and conditions of each executive contract and of each plan will be contained in each such contract or plan, and will be filed with the Securities and Exchange Commission.

Perquisites

We offer limited perquisites for our executives. We may offer life insurance policies for our Named Executive Officers, but as of the date of this report, have yet to establish those policies.

Board Process

The Compensation Committee of the Board of Directors approves all compensation and awards to executive officers, which include the Chief Executive, the Chief Financial Officer, and Chief Operating Officer, and any other Named Executive Officers. Generally, on its own initiative the Compensation Committee reviews the performance and compensation of the Chief Executive, Chief Financial Officer, and Chief Operating Officer and, following discussions with those individuals, establishes their compensation levels where it deems appropriate. For the remaining officers, the Chief Executive Officer makes recommendations to the Compensation Committee that generally, with such adjustments and modifications that are deemed necessary or appropriate by the Committee, are approved. With respect to equity-based compensation awarded to others, the Compensation Committee rants restricted stock, generally based upon the recommendation of the Chief Executive Officer.

The Compensation Committee believes that objectives cannot be established in a vacuum and thus invites management’s input into the establishment of milestones. Although Committee meetings are held in executive session, without management’s presence, the Committee (and from time to time individual members of the Committee) routinely meets with senior officers of the Company to discuss objectives, to explain the rationale for certain objectives or milestones, and to assure that it has management’s input in assessing the consequences of decisions made in Committee, for instance, the impact that its decisions may have on our financial statements. The Committee’s interactions with management seek to achieve a balance between receiving management’s buy-in for objectives and assuring that management is not actually or effectively establishing the terms and parameters for its own compensation.

Forward-Looking Statements

Disclosures in this Compensation Discussion & Analysis may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “approximate,” “expect,” “intend,” “plan,” “believe” and other words of similar meaning in connection with any discussion of future operating or financial matters.

Without limiting the generality of the foregoing, forward-looking statements contained in this report include the matters discussed regarding the expectation of compensation plans, strategies, objectives, and growth and anticipated financial and operational performance of the Company and its subsidiaries. A variety of factors could cause the Company’s actual results to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to those set forth in the Company’s Form 10-KSB for the year ended June 30, 2007.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Summary Compensation Table for Fiscal Year 2007

The following table sets forth information for the fiscal year ended June 30, 2007 concerning the compensation paid and awarded to all individuals serving as (a) our Chief Executive Officer, Ian Warwick, (b) the two most highly compensated Executive Officers (other than our Chief Executive Officer) of ours and our subsidiaries at the end of our fiscal year ended June 30, 2007 whose total compensation exceeded $100,000 for these periods, Simon Chadwick and Michael Jamieson, and (c) up to two additional individuals, if any, for whom disclosure would have been provided pursuant to (b) except that the individual(s) were not serving as Executive Officers at the end of our fiscal year ended June 30, 2007. These individuals may be collectively referred to in this report as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation(10) ($)	Total ($)
Current Officers:
Ian Warwick(1) Chief Executive Officer, President and Director	2007	350,682	(1)	~~—~~	~~—~~	~~—~~	~~—~~	~~—~~	~~—~~	$350,682
Simon Chadwick(2) Chief Operating Officer and Director	2007	260,507	(2)	~~—~~	~~—~~	~~—~~	~~—~~	~~—~~	~~—~~	$260,507
Michael Jamieson(3) Chief Executive Officer of MAM Software Ltd.	2007	196,384	(3)	~~—~~	~~—~~	~~—~~	~~—~~	~~—~~	~~—~~	$196,384

(1)
Reflects salary paid to Mr. Warwick for services rendered to us and our subsidiaries during fiscal 2007 as Aftersoft’s Chief Executive Officer and President. Salary was paid in British pounds at an annual salary of 175,000 GBP. The amount shown was translated to U.S. dollars based on June 30, 2007 currency conversion rate of 1 GBP = $2.0039. Mr. Warwick did not receive any additional compensation for his services as a director on our Board of Directors.

(2)
Reflects annual salary paid to Mr. Chadwick for services rendered to us and our subsidiaries during fiscal 2007 as Aftersoft’s Chief Operating Officer. Salary was paid in British pounds at an annual salary of 130,000 GBP. The amount shown was translated to U.S. dollars based on June 30, 2007 currency conversion rate of 1 GBP = $2.0039. Mr. Chadwick did not receive any additional compensation for his services as a director on Board of Directors.

(3)
Mr. Jamieson previously served as our Chief Operating Officer and a Director on our Board of Directors, but resigned these positions on March, 6 2007. Mr. Jamieson currently serves as Chief Executive Officer of our subsidiary, MAM Software Ltd., and the amount shown in the table above reflects compensation paid to him for fiscal 2007 in this capacity. The amount shown reflects annual salary paid to Mr. Jamieson in British pounds at an annual salary of 98,000 GBP, and was translated to U.S. dollars based on June 30, 2007 currency conversion rate of 1 GBP = $2.0039.

Other Compensation

There were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by the executive officers during the year ended June 30, 2007. We do not have any retirement, pension, or profit-sharing programs for the benefit of our directors, officers or other employees. The Board of Directors may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards at 2007 Fiscal Year End

There were no option awards or stock awards outstanding for our Named Executive Officers as of June 30, 2007. On May 13, 2008, we issued 2,985,000 restricted shares of our common stock to certain officers and directors in respect of services previously rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Mr. Warwick, the Company’s CEO and Chairman, also serves as the CEO and Chairman of Auto Data Network, Inc. (“ADNW”), which is the majority shareholder of the Company.

During the 2007 fiscal year the Company had the following transactions with ADNW:

•
From time to time ADNW advances funds to the Company. As of April 30, 2008, the balance of such advances was $0.00. During the year payments totaling $617,000 were advanced to the Aftersoft Group with repayments of $219,000, giving a net effect of $398,000. The Company transferred its note receivable with a related party known as MAM North America, Inc. (“MAM North America”) in the amount of $510,000 to ADNW. ADNW agreed to accept the assignment for all the issued shares of MAM North America from the Company and repaid the $510,000 note receivable on October 1, 2005 by allowing the Company to reduce its balance of loans due to ADNW. The Company sold its 43% shareholder interests in MAM Software North America, Inc. in October 2005. As a consequence of the sale ADNW agreed that MAM Software Limited could offset the $510,000 note receivable from MAM Software North America, Inc. against the outstanding debt due ADNW. The net book value of the Company’s investment in MAM Software North America, Inc. prior to the transfer to ADNW was nil. The transactions allowed the Company to improve its balance sheet by reducing loans due to the parent company. Furthermore MAM North America has indemnified MAM UK against all past or current liabilities. In December 2005, the Company sold property and equipment to a third party for $308,000, who paid the $308,000 directly to ADNW. On June 10, 2006, the Company sold 100% of the outstanding Common Stock of Euro Soft (which by then had its own operations) to a different third party for $1,400,000. The proceeds from the sale of Euro Soft were paid by this third party purchaser directly to ADNW. No prior or subsequent relationship has existed between ADNW or Aftersoft with either of these purchasers.

•	As of June 30, 2007 the Company issued the following common stock to ADNW as full consideration of three acquisitions:

(1) On December 21, 2005, the Company issued 32,500,000 shares of its common stock to ADNW for the acquisition of MAM Software Limited and CarParts Technologies Inc.

(2) On August 25, 2006 the Company issued 28,000,000 shares of its common stock to ADNW for the acquisition of EXP. EXP is a former subsidiary of the Company, which was sold on November 12, 2007.

(3) On February 1, 2007 the Company issued 16,750,000 shares of its common stock to ADNW for the acquisition of DSS. EXP is a former subsidiary of the Company, which was sold on November 12, 2007.

Transactions with Auto Data Network, Inc.

Balance due to ADNW as of June 30, 2005	$(884,418)
Transfer of advances made to MAM Software USA to ADNW	510,000
Advances received from ADNW	(633,875)
Payments made on behalf of ADNW	236,183
Payment made from Note Receivable by a third party direct to ADNW	450,000
Proceeds from sale of Aftersoft Fixed Assets paid by a third party direct to ADNW	308,000
Balance due to ADNW as of June 30, 2006	(14,110)
Payments made by ADNW to third parties for earn-outs on behalf of Aftersoft	(2,200,000)
Payments made from note receivable by third party direct to ADNW	950,000
Payments made on behalf of ADNW	1,528,110
Balance due from ADNW as of June 30, 2007	264,000
Payments made on behalf of ADNW	2,108,000
Balance due from ADNW, as of December 31, 2007	$2,372,000
Assumption of ADNW liability due to a third party	299,000
Write down of advance to net realizable value	(800,000)
16,000,000 shares of ADNW common stock issued in April 2008 by ADNW to the Company as payment for advances	1,871,000
Balance at April 30, 2008	0

•
From time to time various payments were made by ADNW and Aftersoft group companies on behalf of other companies within the ADNW group of companies. The advances do not attract interest and there is no set dates for repayment.

Director Independence

Our determination of independence of directors is made using the definition of “independent director” contained in Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market (“NASDAQ”) , even though such definitions do not currently apply to us because we are not listed on NASDAQ. We have determined that Dwight B. Mamanteo, Marcus Wohlrab and Frederick Wasserman are “independent” within the meaning of such rules. Ian Warwick and Simon Chadwick are not “independent” under these rules, due to their respective positions as our Chief Executive Officer and Chief Operating Officer.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 2)

KMJ CORBIN & COMPANY LLP (“KMJ Corbin”) has served as the Company’s independent auditors since June 30, 2006 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending June 30, 2008.

At the Annual Meeting, the shareholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

KMJ Corbin has no interest, financial or otherwise, in our Company. A representative of KMJ Corbin is expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

On February 14, 2006 the Company’s previous independent accountants, Donahue Associates, LLC (“Donahue”) resigned as the Company’s accountant. Donahue prepared a report dated March 25, 2005 on the Company’s financial statements for the fiscal year ended December 31, 2004 and 2003. The report did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles. The report did contain an uncertainly about the Company’s ability to continue as a going concern without obtaining additional funding. There were no disagreements with Donahue on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Donahue’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. As a result, the Board of Directors approved the appointment of KMJ Corbin as its independent registered public accounting firm

The following table presents aggregate fees for professional services rendered by our principal independent registered public accounting firm, KMJ Corbin for the audit of our annual consolidated financial statements for the fiscal year ended June 30, 2007 and 2006.

	For the Year Ended
	June 30, 2007	June 30, 2006

Audit fees (1)	$129,000	$90,000
Audit- related fees (2)	-	-
Tax fees (3)	-	-
All other fees	-	-
Total fees	$129,000	$90,000

(1)	Audit fees are comprised of annual audit fees, quarterly review fees, consent fees and consultation fees on accounting issues.
(2)	There are no audit-related fees for fiscal years 2007 and 2006.
(3)	There are no tax fees which usually comprise of tax compliance and consultation fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

At the Annual Meeting a vote will be taken on a proposal to ratify the appointment of the auditors.

Shareholder Vote Required

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JUNE 30, 2008.

ADOPTION OF THE AFTERSOFT GROUP, INC. 2007 LONG-TERM STOCK INCENTIVE PLAN
(Proposal No. 3)

General

At the Annual Meeting, a vote will be taken on a Proposal to approve the Company's 2007 Stock Incentive Plan (the “2007 Plan”), under which the Board of Directors, which has the authority to implement, interpret and administer the 2007 Plan, is authorized to grant Options, Stock Awards and Performance Shares to “Participants” under the 2007 Plan.  These awards are described below and are collectively referred to as “Awards.”

The Board of Directors adopted and approved the 2007 Plan at a Board meeting on October 11, 2007, subject to the approval of the Company’s Stockholders.  A copy of the 2007 Plan is attached hereto as Appendix D.

Purposes of the 2007 Plan

The 2007 Plan is intended to promote the best interests of Aftersoft Group, Inc. and its stockholders by (i) assisting the Company and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its Affiliates and stockholders.

The following is a summary of the provisions of the Plan.

Administration

The 2007 Plan shall be administered by either the Board or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”). The Board shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Company’s shares are traded or the exchange on which the Company’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under the 2007 Plan by the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

Eligibility

Every person who at the date of grant of an Option is an employee, a Director or a Consultant of the Company or of any Affiliate of the Company (as defined in the 2007 Plan) may be granted an option (other than an Incentive Stock Option) to purchase shares of common stock of the Company, a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Rights, Deferred Shares or Performance Shares (as defined under the Plan). Incentive Stock Options may only be granted to Employees of the Company, its Parent of Subsidiary.

A Consultant shall be eligible under the 2007 Plan only if the offer or sale of the Company’s securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Company determines that an offer or sale of the Company’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

The term “Director” refers to the members of the Board. The term “consultant” means: (i) any person performing consulting or advisory services for the Company or any Affiliate, or (ii) a director of an Affiliate.

Common Stock Subject to the 2007 Plan

The maximum aggregate number of shares of common stock that may be (i) issued under the 2007 Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights and (iv) covered by Performance Shares shall be limited to 15% of the shares of common stock outstanding, which calculation shall be made on the first trading day of a new fiscal year; provided that, in any year no more than 8% of the Common Stock of the Company or derivative securitization with Common Stock underlying 8% of the Common Stock may be issued in any fiscal year. Common stock subject to the Plan shall include shares forfeited in a prior year as provided in the 2007 Plan and for purposes of determining the number of shares of common stock available under the 2007 Plan, shares of common stock withheld by the Company to satisfy applicable tax withholding obligations pursuant to Section 10 of the 2007 Plan shall be deemed issued there under. However, no single participant may receive more than 25% of the total shares awarded in any single year.

All issuances are also subject to other applicable provisions of the 2007 Plan.

Options

The Committee will designate each Eligible Person to whom an Option is to be granted, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an ISO or NQSO, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an ISO shall be invalid for failure to qualify as an ISO but instead shall be deemed a NQSO.

Option Price

The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option (other than an ISO to a 10% shareholder) shall not be less than one hundred percent (100%) of the Fair Market Value (as defined in the 2007 Plan) on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an ISO granted to a Participant who is deemed to be a 10% shareholder on the Date of Grant, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the Date of Grant.

“Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, or the OTC Bulletin Board, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Duration of Options

The maximum period during which an Option may be exercised is ten (10) years from the date such Option was granted. In the case of an ISO that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

Non-transferability of Options

Options granted under the 2007 Plan which are intended to be ISOs are nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant are exercisable by only the Participant to whom the ISO is granted.

Except to the extent transferability of NQSO is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the NQSO is granted, such Option may be exercised only by the Participant.  If the Stock Option Agreement so provides or the Committee so approves, a NQSO may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). Any holder of a NQSO that was transferred pursuant to this section of the 2007 Plan shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

In addition, no right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

Vesting

Options will vest as provided in the Stock Option Agreement.

No Rights as a Shareholder

A Participant shall have no rights as a stockholder of the Company with respect to any Common Stock covered by an Option until the date of exercise and the Company has issued the certificate for the Participant’s shares of Common Stock.

Notification to Company upon Disposition of an ISO

Participants are required to notify the Company of any sale or other disposition of Common Stock acquired pursuant to an ISO if such sale or disposition occurs within two years of the Date of Grant or within one year of the issuance of the Common Stock.  The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of ISO be endorsed with a restrictive legend.

Repricing of Options

The 2007 Plan provides that the Committee may not permit a Repricing of any Option without the approval of the Company’s Stockholders.

Stock Awards

The 2007 Plan also provides for four types of Stock Awards:  Stock Bonus Awards, Restricted Stock Awards, Stock Appreciation Rights and Deferred Shares.   Stock Bonus Awards, Restricted Stock Awards and Stock Appreciation Rights may be granted by the Committee with such terms and conditions as the Committee deems appropriate.  These terms shall be set forth in each respective Stock Award Agreement.  The terms and conditions for Stock Bonus Awards, Restricted Stock Awards and Stock Appreciate Rights may change from time to time, with respect to each type of award, and from Participant to Participant who receive each type of award, and the terms and conditions of separate awards in each category need not be identical.

Provisions Particular to Restricted Stock Awards

Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives (as defined in the 2007 Plan) established by the Committee in accordance with the applicable provisions of Section 8 of the 2007 Plan regarding Performance Shares. (See “Performance Shares” below.)

Provisions Particular to Stock Appreciation Rights

Stock Appreciation Rights are exercisable for seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.  Stock Appreciation Rights may not be repriced without the approval of the Company’s Stockholders.

Deferred Shares

The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the 2007 Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the 2007 Plan.

Performance Shares

The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Company or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of the 2007 Plan and such other terms and provisions as the Committee may determine consistent with the 2007 Plan.

Withholding Tax

The Company or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with U.S. federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount.

Effect on Employment and Service

The 2007 Plan, and its operation does not confer upon anyone any right to continue in the employ or service of the Company or an Affiliate, affect any right and power of the Company or an Affiliate to change a person’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the 2007 Plan.

Use of Proceeds

The Company intends to use the proceeds it receives from the sale of Common Stock pursuant to the 2007 Plan for general corporate purposes.

Amendment and Termination

The Board may amend or terminate the 2007 Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the 2007 Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of employees eligible to receive ISOs; (iii) modifies the restrictions on Repricings set forth in the 2007 Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company’s shares are traded or exchange on which the Company’s shares are listed. Except as specifically permitted by the 2007 Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Board.

Effective Date of Plan; Duration of Plan

The 2007 Plan is effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Company. The Board adopted the 2007 Plan by resolution on October 11, 2007.

Unless previously terminated, the 2007 Plan will terminate ten (10) years after the earlier of (i) the date the 2007 Plan is adopted by the Board, or (ii) the date the 2007 Plan is approved by the stockholders, except that Awards that are granted under the 2007 Plan prior to its termination will continue to be administered under the terms of the 2007 Plan until the Awards terminate or are exercised.

A copy of the 2007 Plan is attached hereto as Appendix D.

At the Annual Meeting a vote will be taken on a proposal to adopt the 2007 Plan.

Shareholder Vote Required

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AFTERSOFT GROUP, INC. 2007 LONG-TERM STOCK INCENTIVE PLAN.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

It is contemplated that the next Annual Meeting of Stockholders will be held on or about March 15, 2009. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2008 Annual Meeting of Stockholders, proposals must be addressed to the Secretary of Aftersoft and must be received at Aftersoft’s principal executive offices not later than January 9, 2009. In order to avoid controversy as to the date on which a proposal was received by Aftersoft, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

If any stockholder proposes to make any proposal at the 2008 Annual Meeting of Stockholders which proposal will not be included in Aftersoft’s proxy statement for such meeting, such proposal must be received by March 25, 2009. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Aftersoft intends to exercise its discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

The costs of printing and mailing proxies will be borne by Aftersoft. In addition to soliciting stockholders by mail or through its regular employees, Aftersoft may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Aftersoft registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Aftersoft may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review the Annual Report mailed along with these proxy materials, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten, Savage LLP, Attn: David E. Danovitch, Esq. at 212-752-9700.

May 15, 2008	AFTERSOFT GROUP, INC.

Ian Warwick
Chairman and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF
AFTERSOFT GROUP, INC.

JUNE 12, 2008

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1.  Election of Directors

☐ FOR ALL NOMINEES               ☐ Ian Warwick
☐ Simon Chadwick
☐ Dwight Mamanteo
☐ Marcus Wohlrab
☐ Frederick Wasserman

☐ WITHHOLD AUTHORITY
      FOR ALL NOMINEES

☐ FOR ALL EXCEPT
     (See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s),mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.

To change the address on your account, please check the box at right and indicate                ☐
your new address in the space above. Please note that changes to the registered name(s) on the account may be submitted via this method.

2.  To consider and act upon a proposal to ratify the Board’s selection of KMJ CORBIN & COMPANY LLP as the Company’s independent auditors for the fiscal year ending June 30, 2008.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

3.  To consider and act upon a proposal to adopt the Company’s 2007 Long-Term Stock Incentive Plan.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2008, FOR THE ADOPTION OF THE COMPANY’S 2007 LONG-TERM STOCK INCENTIVE PLAN, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2008 AT 10:00 A.M. AT THE OFFICE OF THE COMPANY AT REGUS HOUSE, HERONSWAY, CHESTER BUSINESS PARK, CHESTER, UK CH4 9QR.          ☐

Signature of Stockholder ______________ Date: ________	Signature of Stockholder ______________ Date: ________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

AFTERSOFT GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2008

Revoking all prior proxies, the undersigned, a stockholder of AFTERSOFT GROUP, INC. (the “Company”), hereby appoints Ian Warwick and Simon Chadwick or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 12, 2008 at the at Regus House, Heronsway, Chester Business Park, Chester, UK CH4 9QR, at 10:00 a.m. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE

Appendix A

Aftersoft Group, Inc. Committee Charter

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements provided, that to the extent that the Board so determines and applicable laws, regulations and listing requirements permit (as, for instance, with regard to companies which are “Small Business Issuers” within the meaning of the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) , the membership of the Committee may consist of at least two directors or, if the membership of the Committee consists of at least three directors, one need not meet the aforesaid independence requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the applicable financial sophistication standard as defined by the requirements of the market or exchange on which the Company’s securities may from time to time be listed or qualified for trading. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least six times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside financial experts or similar consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter.

The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.

Aftersoft Group, Inc. Audit Committee Responsibilities Calendar

RESPONSIBILITY		WHEN PERFORMED
Audit Committee Meetings
		Q1	Q2	Q3	Q4	As Needed
1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.	X	X	X	X	X

2.	Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X

3.	Complete an annual evaluation of the Committee’s performance.		X

4.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.	X

5.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years. Appoint or replace the independent auditor and approve					X

6.
the terms on which the independent auditor is engaged for the ensuing fiscal year. At least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal
X

7.
quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.
					X	X

8.
Resolve any disagreements between management and the independent auditor about financial reporting. Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for pre-approval of those services by
X

9.
the Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm’s non-audit services and related fees.
		X	X	X	X	X

10.	Review the responsibilities, functions and performance of the Company's internal audit department.			X

11.
Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.
X

12.
Advise the Board about the Committee’s determination whether the Committee consists of three or more members all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.
X

13.
Inquire of Finance management and the independent auditor about significant risks or exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.
					X	X

14.
Review with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.
		X		X		X

15.	Consider and review with Finance management and the independent auditor:
	a. The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation and report about the Company’s assessment.	X
	b. The adequacy of the Company's internal controls including computerized information system controls and security.	X
	c. Any related significant findings and recommendations of the independent auditor and internal audit together with management's responses.					X

16.	Review with Finance management any significant changes to GAAP and/or MAP policies or standards.	X	X	X	X

17.	Review with Finance management and the independent auditor at the completion of the annual audit:
	a. The Company's annual financial statements and related footnotes.	X				X
	b. The independent auditor’s audit of the financial statements and its report thereon.	X				X
	c. Any significant changes required in the independent auditor’s audit plan.	X				X

	d. Any serious difficulties or disputes with management encountered during the course of the audit and management's response.	X				X
	e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X

18.	Review with Finance management and the independent auditor at least annually the Company’s critical accounting policies.	X				X

19.
Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.
					X	X

20.	Consider and review with Finance management:
	a. Significant findings during the year and management’s responses.	X	X	X	X	X
	b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.	X	X	X	X	X
	c. Any changes required in planned scope of their audit plan.	X	X	X	X	X

21.	Participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.	X	X	X	X

22.	Review and discuss with Finance management and the independent auditor the Company's quarterly financial statements.	X	X	X	X

23.
Review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".
		X	X	X	X

24.	In connection with each periodic report of the Company, review:
	a. Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	X	X	X	X
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X

25.	Monitor the appropriate standards adopted as a code of conduct for the Company.		X			X

26.
Review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.
		X	X	X	X

27.
Develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.
			X			X

28.	Meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	X	X	X	X

29.	Meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.					X

30.
Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.
X

Appendix B

Aftersoft Group, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, except as otherwise permitted under applicable laws, regulations and listing requirements, (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of any applicable Aftersoft Group corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:

1. Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2. Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3. Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4. Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5. Review and approve Chairman and CEO goals and objectives, evaluate Chairman and CEO performance in light of these corporate objectives, and set Chairman and CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO's compensation. The CEO will be reviewed by the Chairman of the Corporate Governance and Nominating Committee acting as the Lead Independent Director. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6. Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7. Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8. Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9. Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10. Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11. Regularly review and make recommendations about changes to the charter of the Committee.

12. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

Appendix C

Aftersoft Group, Inc.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Role

The Corporate Governance and Nominating Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, provided, that if the Committee consists of at least three directors and applicable laws, regulations and listing requirements so permit, one of those directors need not meet independence requirements. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least twice a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nominating Committee are as follows:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Aftersoft Group, Inc.’s shareholders.

2. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4. Assist in identifying, interviewing and recruiting candidates for the Board.

5. Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

6. Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7. Develop and periodically review and recommend to the Board appropriate revisions to the Company's corporate governance policies.

8. Monitor compliance with the Company’s corporate governance policies.

9. Regularly review and make recommendations about changes to the charter of the Corporate Governance and Nominating Committee.

10. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

11. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

12. Assist the Chairman of the Board, if the Chairman is a non-management director, or otherwise the Chairman of the Committee acting as Lead Independent Director, in leading the Board’s annual review of the Chief Executive Officer's performance.

Appendix D

AFTERSOFT GROUP, INC.

2007 LONG-TERM STOCK INCENTIVE PLAN

1. Purpose

The Aftersoft Group, Inc. 2007 Long-Term Stock Incentive Plan is intended to promote the best interests of Aftersoft Group, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B. “Award” means any Option or Stock Award granted hereunder.

C. “Board” means the Board of Directors of the Corporation.

D. “Cause” means: (i) conduct involving a felony criminal offense under U. S. federal or state law or an equivalent violation of the laws of any other country; (ii) dishonesty, fraud, self dealing or material violations of civil law in the course of fulfilling the Participant’s employment or other assigned duties on behalf of the Corporation; (iii) breach of any confidentiality, employment, or other written agreement with the Corporation; or (iv) willful misconduct injurious to the Corporation or any of its Subsidiaries or Affiliates as shall be determined by the Committee.

E. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

F. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan. As of the date of the Plan, the Board has initially delegated responsibility for the administration of the Plan to the Corporation’s Compensation Committee.

G. “Common Stock” means the common stock, $0.0001 par value, of the Corporation.

H. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

I. “Corporation” means Aftersoft Group, Inc., a Delaware corporation.

J. “Corporation Law” means the Delaware General Corporation Law.

K. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “Director” means a member of the Board.

N. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, or the OTC Bulletin Board, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Q. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

R. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

S. “Option” means any option to purchase shares of Common Stock granted under this Plan.

T. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U. “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

V. “Performance Agreement” means an agreement described in Section 8 of this Plan.

W. “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price (including but not limited to growth measures and total stockholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

X. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

Y. “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

Z. “Plan” means this Aftersoft Group, Inc. 2007 Long-term Stock Incentive Plan.

AA. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

BB. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

CC. “Securities Act” means the Securities Act of 1933, as amended.

DD. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

EE. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

FF. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

GG. “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

JJ. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Administration

A. Delegation to Board Committee. The Board shall be the sole Committee of this Plan unless the Board delegates all or any portion of its authority to administer this Plan to a Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards. Such delegation shall be subject to the limitations of Section 157(c) (or any successor provision) of the Corporation Law.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

(ii) To determine the Fair Market Value of Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.H instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii) To prescribe the form of Stock Option Agreements, and Stock Award Agreements and Performance Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The Award’s effectiveness will not be dependent on any signature unless specifically so provided in the Award Agreement. Awards shall generally be subject to a three year vesting period and no more than 60% of Awards to executives and directors may have a vesting period of less than three years; provided, however, that vesting may accelerate in the event of change in control and certain other events as set forth in Section [__] herein, and in the events of death, disability or retirement, as will be specified in the Award Agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee or any committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

C. Substitution Awards. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock) and (iv) covered by Performance Shares shall be limited to 15% of the shares of Common Stock outstanding, which calculation shall be made on the first trading day of a new fiscal year; provided that, in any year no more than 8% of the Common Stock of the company or derivative securitization with Common Stock underlying 8% of the Common Stock may be issued in any fiscal year. The number shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Subject to adjustment as provided in Section 9, and notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total shares awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F. Vesting. Options will vest as provided in the Stock Option Agreement.

G. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

H. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

I. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

J. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

K. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant of the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements and Stock Award Agreements entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

AFTERSOFT GROUP, INC.

By:
Ian Warwick
Chairman and Chief Executive Officer